Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Transmeridian Exploration Incorporated (the “Company”) for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lorrie T. Olivier, Chairman, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2008

	By:	/s/ Lorrie T. Olivier
Lorrie T. Olivier
Chairman, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Transmeridian Exploration Incorporated and will be retained by Transmeridian Exploration Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.